                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2003
                                                          ---------------

                               HARTFORD LIFE, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     001-12749                 06-1470915
-----------------------------   ----------------------     ---------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


         Hartford Life, Inc.
         200 Hopmeadow Street
         Simsbury, Connecticut                                    06089
         --------------------------------------------      ---------------------
         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:          (860) 547-5000
                                                         -----------------------

Item 5.      Other Events.

On March 16, 2003, a final decision and award was issued in the previously disclosed arbitration between subsidiaries of Hartford Life, Inc. (the "Company") and one of their primary reinsurers relating to policies with death benefit guarantees written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Under the terms of the final decision and award, the reinsurer's reinsurance obligations to the Company's subsidiaries were not limited or reduced in any manner and, as a result, are left unchanged.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        HARTFORD LIFE, INC.


Date:    March 17, 2003            By:  /s/ NEAL S. WOLIN
                                        ----------------------------------------
                                        Name:   Neal S. Wolin
                                        Title:  Executive Vice President